                                                                   EXHIBIT 99.10

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-WMC2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $752,333,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                MASTER SERVICER

                               HSBC BANK USA, N.A.
                                    TRUSTEE

                                  MAY 17, 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                          COMPUTATIONAL MATERIALS FOR
                          MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]      SERIES 2005-WMC2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at(212)449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

DEAL INFO                                     MASTER SERVICER:
DEAL NAME            MLMI 2005-WMC2           BACKUP SERVICER:
BLOOMBERG TICKER:
ASSET CLASS:         Subprime                 PRIMARY SERVICER(S):          % NAME         ORIGINATOR(S):                  % NAME
ISSUER:                                                              1    100 Wilshire                   1            100.00% WMC
TRUSTEE:             Wells                                           2                                   2
LEAD MANAGER(S)      MERRILL                                         3                                   3
                                                                     4                                   4
MONTH:                                                               5                                   5
  To Roll            23                                              6                                   6
  Remaining Term     336                                             7                                   7
  Remaining IO Term  57                                              8                                   8
                                                                     9                                   9
FILED BANKRUPTCY %                                                  10                                  10

Cells in red font are calculations and should be left alone.

                                   FICO BUCKET

                               DEAL SIZE                                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    -----------------------------            -----------------------------------------------------------------------
                                                    WA LOAN                                NON -    NON     REFI    FULL    INTEREST
FICO                # LOANS      BALANCE        %   BALANCE   WAC   FICO   %LTV   % DTI   PRIMARY  SF/PUD  CACHOUT   DOC      ONLY
----                -------      -------        -   -------   ---   ----   ----   -----   -------  ------  -------   ---      ----
NA                                          0.00%
=<500                     4      473,488    0.06%   118,372  8.11%  500   76.14%  37.34%   0.00%    0.00%   49.94%  87.45%    0.00%
>500 =<520               70   12,676,312    1.62%   181,090  8.12%  511   78.84%  40.80%   0.00%    8.87%   87.23%  74.51%    0.00%
>520 =<540               89   14,726,491    1.89%   165,466  7.94%  529   77.25%  41.34%   2.60%    6.91%   75.38%  73.92%    0.00%
>540 =<560              139   24,632,133    3.16%   177,210  7.59%  552   79.73%  40.61%   0.48%    8.47%   78.12%  72.20%    4.63%
>560 =<580              158   29,870,495    3.83%   189,054  7.46%  572   81.81%  40.46%   5.82%   18.41%   67.76%  64.37%    4.87%
>580 =<600              466   70,444,662    9.03%   151,169  7.26%  590   82.50%  41.12%   3.88%   13.20%   49.35%  67.50%   21.89%
>600 =<620              655  109,125,180   13.98%   166,603  7.06%  611   82.56%  40.29%   2.90%   12.26%   46.74%  53.20%   29.23%
>620 =<640              649  114,087,841   14.62%   175,790  7.14%  630   83.84%  40.21%   2.92%   15.95%   46.12%  45.52%   31.58%
>640 =<660              669  117,753,172   15.09%   176,014  7.01%  650   83.52%  41.21%   5.32%   16.21%   42.75%  38.54%   34.96%
>660 =<680              504   89,558,634   11.48%   177,696  6.88%  670   82.65%  41.43%   5.36%   17.25%   33.56%  36.92%   35.55%
>680 =<700              371   68,324,265    8.75%   184,162  6.86%  690   83.23%  40.68%   8.79%   20.60%   28.85%  40.62%   34.88%
>700 =<750              519  103,111,711   13.21%   198,674  6.77%  721   83.91%  39.78%   7.81%   22.43%   25.30%  38.14%   42.32%
>750                    139   25,649,396    3.29%   184,528  6.61%  771   82.62%  38.01%  12.82%   21.07%   17.54%  41.34%   44.12%
                      -----  -----------  -------   -------  -----  ---   ------  ------  ------   ------   ------  ------   ------
TOTAL                 4,432  780,433,779  100.00%   176,091  7.06%  645   82.85%  40.56%   5.11%   16.37%   42.41%  47.59%   30.46%
                      =====  ===========  =======   =======  =====  ===   ======  ======  ======   ======   ======  ======   ======
FICO MEAN:              645      MEDIAN:      640   STANDARD DEVIATION:    55.13
                      -----               -------                         ------

                                   LTV BUCKET

                          DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                   ----------------------------            -------------------------------------------------------------------------
                                                  WA LOAN                                 NON -    NON      REFI    FULL    INTEREST
LTV                # LOANS     BALANCE        %   BALANCE   WAC   FICO   %LTV    % DTI   PRIMARY  SF/PUD   CACHOUT   DOC      ONLY
---                -------     -------        -   -------   ---   ----   ----    -----   -------  ------   -------   ---      ----
=<50                    48    7,606,045    0.97%  158,459  6.61%   633   40.03%  37.02%   5.30%     9.89%   82.13%  45.28%    2.66%
>50 =<55                30    4,577,592    0.59%  152,586  6.90%   607   52.77%  38.40%   1.85%    12.92%  100.00%  53.95%    6.99%
>55 =<60                39    7,326,263    0.94%  187,853  7.11%   582   57.96%  38.51%   3.81%    14.62%   93.28%  49.84%    8.71%
>60 =<65                55   10,105,042    1.29%  183,728  6.46%   631   63.00%  39.81%  16.21%    10.88%   80.55%  62.68%   14.05%
>65 =<70                94   23,288,965    2.98%  247,755  6.68%   621   68.72%  38.78%  17.79%    20.72%   75.90%  50.03%   19.07%
>70 =<75               144   37,903,202    4.86%  263,217  6.68%   625   73.72%  39.80%   2.57%    23.95%   78.67%  37.15%   25.43%
>75 =<80             1,738  410,312,125   52.57%  236,083  6.51%   655   79.90%  40.72%   3.50%    16.23%   27.18%  41.84%   40.70%
>80 =<85               244   55,184,546    7.07%  226,166  7.00%   608   84.36%  41.03%   7.17%    17.75%   77.32%  63.57%   23.87%
>85 =<90               378   84,677,854   10.85%  224,015  7.05%   631   89.52%  40.13%   8.73%    15.96%   65.86%  57.28%   29.24%
>90 =<95               304   55,834,325    7.15%  183,666  7.61%   635   94.63%  41.35%   8.29%    15.61%   55.58%  67.38%   28.40%
>95 <100                54    3,862,720    0.49%   71,532  9.10%   649   98.59%  38.36%   0.00%    13.95%   48.52%  60.13%    7.90%
=>100                1,304   79,755,098   10.22%   61,162  9.84%   663  100.00%  41.03%   2.51%    14.04%   18.56%  43.34%    0.00%
                     -----  -----------  -------  -------  -----   ---  -------  ------   -----    ------  -------  ------   ------
TOTAL                4,432  780,433,779  100.00%  176,091  7.06%   645   82.85%  40.56%   5.11%    16.37%   42.41%  47.59%   30.46%
                     =====  ===========  =======  =======  =====   ===  =======  ======   =====    ======   ======  ======   ======
LTV MEAN:            82.85      MEDIAN:    84.58   STANDARD DEVIATION:    11.82
                     -----               -------                        -------

                                   DTI BUCKET

                               DEAL SIZE                                  WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    -----------------------------           ------------------------------------------------------------------------
                                                   WA LOAN                                 NON -   NON      REFI    FULL    INTEREST
DTI                 # LOANS     BALANCE       %    BALANCE   WAC   FICO   %LTV   % DTI   PRIMARY  SF/PUD   CACHOUT   DOC      ONLY
---                 -------     -------       -    -------   ---   ----   ----   -----   -------  ------   -------   ---      ----
=<20                    141   22,244,345    2.85%  157,761  6.92%   637  81.71%  15.85%   10.78%   20.96%   54.62%  36.29%   30.67%
>20 =<25                171   26,794,505    3.43%  156,693  6.85%   649  81.81%  23.27%    7.17%   11.70%   45.87%  48.16%   38.17%
>25 =<30                310   47,011,927    6.02%  151,651  7.04%   639  82.30%  28.18%    7.25%   14.13%   47.99%  45.84%   35.82%
>30 =<35                526   92,917,314   11.91%  176,649  6.99%   655  82.60%  33.15%    5.60%   18.36%   42.82%  51.29%   34.71%
>35 =<40                802  144,519,128   18.52%  180,198  7.04%   644  82.66%  38.21%    3.48%   15.45%   42.64%  49.76%   33.41%
>40 =<45              1,087  195,060,303   24.99%  179,448  7.04%   649  82.62%  43.20%    3.16%   17.79%   42.36%  43.41%   36.46%
>45 =<50              1,094  201,236,167   25.79%  183,945  7.16%   642  83.34%  47.89%    5.34%   16.56%   38.39%  45.49%   22.64%
>50 =<55                265   45,648,061    5.85%  172,257  7.08%   628  84.08%  52.56%    9.70%   11.37%   46.54%  62.98%   14.52%
>55 =<60                 36    5,002,029    0.64%  138,945  7.29%   629  87.86%  57.58%   11.90%   14.19%   28.93%  87.02%    0.00%
>60                                         0.00%
                      -----  -----------  -------  -------  -----   ---  ------  ------   ------   ------   ------  ------   ------
TOTAL                 4,432  780,433,779  100.00%  176,091  7.06%   645  82.85%  40.56%    5.11%   16.37%   42.41%  47.59%   30.46%
                      =====  ===========  =======  =======  =====   ===  ======  ======   ======   ======   ======  ======   ======
DTI MEAN:             40.56      MEDIAN:       42   STANDARD DEVIATION:     8.8
                      -----               -------                        ------

                                 PURPOSE BUCKET

                             DEAL SIZE                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    -----------------------------           ------------------------------------------------------------------------
                                                   WA LOAN                                 NON -    NON     REFI    FULL    INTEREST
PURPOSE             # LOANS    BALANCE        %    BALANCE  WAC    FICO   %LTV   % DTI    PRIMARY  SF/PUD  CACHOUT   DOC      ONLY
-------             -------    -------        -    -------  ---    ----   ----   -----    -------  ------  -------   ---      ----
PURCHASE              2,614  414,052,719   53.05%  158,398  7.15%   661  84.13%   41.03%   5.54%   18.11%    0.00%  40.82%   32.89%
REFI (CASH OUT)       1,618  330,972,322   42.41%  204,556  6.95%   626  81.23%   40.00%   4.80%   14.16%  100.00%  54.02%   27.66%
REFI (NO CASH)                              0.00%
REFI (RATE TERM)        200   35,408,737    4.54%  177,044  7.06%   621  83.10%   40.20%   3.03%   16.75%    0.00%  66.71%   28.28%
CONSOLIDATION                               0.00%
OTHER                                       0.00%
                      -----  -----------  -------  -------  -----   ---  ------   ------   -----   ------  -------  ------   ------
TOTAL                 4,432  780,433,779  100.00%  176,091  7.06%   645  82.85%   40.56%   5.11%   16.37%   42.41%  47.59%   30.46%
                      =====  ===========  =======  =======  =====   ===  ======   ======   =====   ======  =======  ======   ======

                                OCCUPANCY BUCKET

                               DEAL SIZE                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -----------------------------           -----------------------------------------------------------------------
                                                    WA LOAN                                NON -    NON     REFI    FULL    INTEREST
OCC TYPE             # LOANS    BALANCE        %    BALANCE   WAC   FICO   %LTV   % DTI   PRIMARY  SF/PUD  CACHOUT   DOC      ONLY
--------             -------    -------        -    -------   ---   ----   ----   -----   -------  ------  -------   ---      ----
PRIMARY (OOC)          4,177  740,548,674   94.89%  177,292  7.06%   643  82.88%  40.61%    0.00%  15.75%   42.55%  47.76%   31.37%
INVESTMENT               130   20,180,042    2.59%  155,231  7.20%   657  81.07%  38.11%  100.00%  35.79%   53.78%  59.70%    0.00%
2ND / VACATION           125   19,705,063    2.52%  157,641  6.80%   683  83.78%  41.04%  100.00%  19.83%   25.51%  28.98%   27.62%
RENTAL                                       0.00%
OTHER                                        0.00%
                       -----  -----------  -------  -------  -----   ---  ------  ------  -------  ------   ------  ------   ------
TOTAL                  4,432  780,433,779  100.00%  176,091  7.06%   645  82.85%  40.56%    5.11%  16.37%   42.41%  47.59%   30.46%
                       =====  ===========  =======  =======  =====   ===  ======  ======  =======  ======   ======  ======   ======

                              DOCUMENTATION BUCKET

                             DEAL SIZE                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                   -----------------------------           -------------------------------------------------------------------------
                                                  WA LOAN                                 NON -   NON      REFI     FULL    INTEREST
DOC TYPE           # LOANS    BALANCE        %    BALANCE   WAC   FICO  %LTV    % DTI   PRIMARY  SF/PUD   CACHOUT    DOC     ONLY
--------           -------    -------        -    -------   ---   ----  ----    -----   -------  ------   -------    ---     ----
FULL                 2,283  371,420,108   47.59%  162,689  6.93%   633  83.41%  40.83%    4.78%   14.88%   48.14%  100.00%  34.68%
ALTERNATIVE                                0.00%
LIMITED                613  134,128,512   17.19%  218,807  6.81%   641  83.95%  38.16%    7.98%   14.76%   39.56%    0.00%  45.80%
STATED                 382   91,138,284   11.68%  238,582  6.97%   639  76.86%  39.75%    5.74%   21.45%   76.17%    0.00%  14.07%
NO RATIO                                   0.00%
NINA                                       0.00%
NO DOC                                     0.00%
OTHER
 (STREAMLINED)       1,154  183,746,875   23.54%  159,226  7.54%   674  83.92%  42.16%    3.37%   18.03%   16.17%    0.00%  18.87%
                     -----  -----------  -------  -------  -----   ---  ------  ------    -----   ------   ------   ------  ------
TOTAL                4,432  780,433,779  100.00%  176,091  7.06%   645  82.85%  40.56%    5.11%   16.37%   42.41%   47.59%  30.46%
                     =====  ===========  =======  =======  =====   ===  ======  ======    =====   ======   ======   ======  ======

                                 PROPERTY BUCKET

                              DEAL SIZE                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    -----------------------------           ------------------------------------------------------------------------
                                                   WA LOAN                                NON -    NON      REFI    FULL    INTEREST
PROPERTY TYPE       # LOANS     BALANCE       %    BALANCE   WAC   FICO   %LTV   % DTI   PRIMARY  SF/PUD   CACHOUT   DOC      ONLY
-------------       -------     -------       -    -------   ---   ----   ----   -----   -------  ------   -------   ---      ----
SINGLE FAMILY         3,146  545,439,140   69.89%  173,375  7.05%   641  82.87%  40.56%    4.05%    0.00%   45.88%  48.51%   30.55%
PUD                     613  107,243,447   13.74%  174,949  7.17%   648  83.04%  40.87%    6.20%    0.00%   31.61%  48.08%   33.25%
2-4 UNIT                220   57,530,552    7.37%  261,503  7.08%   658  82.00%  40.99%   10.40%  100.00%   42.11%  38.33%   11.04%
TOWNHOUSE                                   0.00%
CONDO                   424   66,720,434    8.55%  157,360  6.88%   657  83.32%  39.64%    7.52%  100.00%   31.89%  46.02%   43.59%
MH                       29    3,500,206    0.45%  120,697  7.25%   634  80.06%  40.47%    3.75%  100.00%   38.32%  71.74%    0.00%
OTHER                                       0.00%
                      -----  -----------  -------  -------  -----   ---  ------  ------   ------  -------   ------  ------   ------
TOTAL                 4,432  780,433,779  100.00%  176,091  7.06%   645  82.85%  40.56%    5.11%   16.37%   42.41%  47.59%   30.46%
                      =====  ===========  =======  =======  =====   ===  ======  ======   ======  =======   ======  ======   ======

                                PRINCIPAL BUCKET

                              DEAL SIZE                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -----------------------------           -----------------------------------------------------------------------
                                                    WA LOAN                                NON -    NON     REFI    FULL    INTEREST
UPB                  # LOANS    BALANCE        %    BALANCE   WAC   FICO   %LTV   % DTI   PRIMARY  SF/PUD  CACHOUT   DOC      ONLY
---                  -------    -------        -    -------   ---   ----   ----   -----   -------  ------  -------   ---      ----
=<50                     738   23,898,052    3.06%   32,382  9.97%  645   97.16%  39.91%   6.53%   12.97%   24.24%  58.35%    0.00%
>50 =<75                 578   36,211,301    4.64%   62,649  9.28%  644   92.95%  39.58%   6.91%   17.19%   24.37%  54.53%    1.09%
>75 =<100                450   39,426,032    5.05%   87,613  8.49%  645   89.19%  40.43%   6.79%   12.75%   28.69%  49.07%    3.92%
>100 =<125               359   40,439,440    5.18%  112,645  7.74%  637   85.10%  40.06%   6.24%   12.90%   38.29%  53.12%    7.28%
>125 =<150               306   42,117,981    5.40%  137,640  7.40%  635   82.47%  39.61%   5.82%   12.81%   41.54%  57.61%   14.02%
>150 =<200               468   82,058,204   10.51%  175,338  7.04%  633   81.20%  39.60%   5.93%   13.05%   52.16%  54.41%   12.55%
>200 =<250               375   84,509,568   10.83%  225,359  6.71%  637   79.79%  40.99%   4.75%   18.06%   44.88%  50.08%   29.43%
>250 =<300               363   99,081,284   12.70%  272,951  6.63%  643   79.97%  40.37%   4.70%   19.30%   47.31%  44.54%   36.49%
>300 =<350               248   80,395,014   10.30%  324,173  6.54%  649   81.45%  41.67%   5.29%   18.21%   42.43%  40.59%   39.68%
>350 =<400               200   75,170,911    9.63%  375,855  6.58%  645   81.58%  41.04%   5.51%   18.14%   41.48%  39.88%   39.25%
>400 =<450               108   45,868,359    5.88%  424,707  6.67%  649   82.56%  41.45%   5.72%   19.47%   41.53%  35.90%   46.40%
>450 =<500                90   42,924,335    5.50%  476,937  6.55%  651   82.51%  42.65%   2.13%   21.06%   45.57%  38.80%   56.90%
>500 =<600                94   51,425,999    6.59%  547,085  6.46%  663   81.93%  39.82%   5.26%   15.05%   35.21%  42.77%   50.65%
>600 =<700                38   24,056,637    3.08%  633,069  6.39%  669   81.01%  39.73%   0.00%   15.40%   58.08%  60.91%   55.59%
=>700                     17   12,850,662    1.65%  755,921  6.12%  660   81.12%  38.90%   0.00%    0.00%   66.03%  71.20%   70.62%
                       -----  -----------  -------  -------  -----  ---   ------  ------   -----   ------   ------  ------   ------
TOTAL                  4,432  780,433,779  100.00%  176,091  7.06%  645   82.85%  40.56%   5.11%   16.37%   42.41%  47.59%   30.46%
                       =====  ===========  =======  =======  =====  ===   ======  ======   =====   ======   ======  ======   ======
                         MIN       13,566      MAX  848,000
                              -----------           -------

* IN $1,000


                          STATE CONCENTRATION BUCKET *

                             DEAL SIZE                                     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    -----------------------------           ------------------------------------------------------------------------
                                                   WA LOAN                                NON -    NON      REFI    FULL    INTEREST
STATE*              # LOANS    BALANCE        %    BALANCE   WAC   FICO   %LTV   % DTI   PRIMARY  SF/PUD   CACHOUT   DOC      ONLY
------              -------    -------        -    -------   ---   ----   ----   -----   -------  ------   -------   ---      ----
CALIFORNIA            1,718  401,113,808   51.40%  233,477  6.85%   652  82.14%  40.71%    3.76%   18.00%   41.07%  43.54%   43.68%
NEW YORK                243   56,673,814    7.26%  233,226  7.13%   647  82.71%  41.75%    2.53%   31.53%   42.11%  36.28%   10.47%
FLORIDA                 254   35,164,403    4.51%  138,443  7.25%   638  83.67%  38.97%   11.64%   13.24%   46.05%  56.18%   22.33%
VIRGINIA                194   33,548,059    4.30%  172,928  7.42%   643  82.79%  42.04%    1.32%    5.96%   39.91%  40.19%   20.04%
TEXAS                   346   32,407,509    4.15%   93,663  7.61%   640  83.75%  39.59%   11.22%    3.54%   14.59%  56.61%    6.05%
MARYLAND                188   30,005,179    3.84%  159,602  7.22%   636  84.19%  40.59%    2.66%    9.69%   50.50%  59.21%   27.98%
NEW JERSEY              130   27,538,224    3.53%  211,832  7.07%   634  82.32%  40.02%    6.43%   31.56%   52.50%  39.94%    9.02%
NEVADA                   88   16,136,989    2.07%  183,375  7.12%   661  84.38%  40.44%   24.01%    7.75%   31.32%  43.58%   24.91%
ILLINOIS                123   15,703,111    2.01%  127,668  7.29%   631  82.76%  37.79%    5.17%   20.06%   56.74%  47.13%   12.49%
WASHINGTON              110   15,472,909    1.98%  140,663  7.00%   632  82.88%  41.15%    1.63%    3.56%   45.00%  57.09%   31.08%
ARIZONA                 108   13,367,003    1.71%  123,769  7.13%   641  85.51%  41.16%    5.94%    3.68%   43.28%  70.60%   27.79%
CONNECTICUT              66   10,105,571    1.29%  153,115  7.06%   640  83.35%  40.18%    0.00%   31.13%   41.71%  51.35%   12.69%
PENNSYLVANIA             77    8,646,875    1.11%  112,297  7.32%   622  86.18%  39.78%    7.40%    4.93%   59.86%  66.16%   17.84%
COLORADO                 58    7,764,742    0.99%  133,875  7.24%   619  85.30%  41.86%    3.85%    7.51%   59.47%  71.49%   43.47%
MASSACHUSETTS            43    6,971,219    0.89%  162,121  7.20%   654  83.37%  39.89%   15.97%   53.52%   11.28%  42.42%    8.10%
OTHER                   686   69,814,365    8.95%  101,770  7.47%   626  84.25%  39.93%    6.91%    7.11%   52.94%  62.66%   11.32%
                      -----  -----------  -------  -------  -----   ---  ------  ------   ------   ------   ------  ------   ------
TOTAL                 4,432  780,433,779  100.00%  176,091  7.06%   645  82.85%  40.56%    5.11%   16.37%   42.41%  47.59%   30.46%
                      =====  ===========  =======  =======  =====   ===  ======  ======    =====   ======   ======  ======   ======

* Fill in top 15 states only, combine the remaining in the "Other" Bucket.

*Separate California into North and South if possible.

                                DEAL SIZE                                  WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                      -----------------------------           ----------------------------------------------------------------------
                                                     WA LOAN                                NON -    NON     REFI    FULL   INTEREST
CALIFORNIA BREAKDOWN  # LOANS    BALANCE        %    BALANCE   WAC   FICO   %LTV   % DTI   PRIMARY  SF/PUD  CACHOUT   DOC     ONLY
--------------------  -------    -------        -    -------   ---   ----   ----   -----   -------  ------  -------   ---     ----
CA NORTH                  430  106,067,686   26.44%  246,669  6.86%   653  82.69%  40.24%   3.18%   10.76%   41.67%  47.64%  49.28%
CA SOUTH                1,288  295,046,122   73.56%  229,073  6.84%   651  81.95%  40.88%   3.97%   20.60%   40.85%  42.06%  41.67%
                        -----  -----------  -------  -------  -----   ---  ------  ------   -----   ------   ------  ------  ------
                        1,718  401,113,808  100.00%  233,477  6.85%   652  82.14%  40.71%   3.76%   18.00%   41.07%  43.54%  43.68%
                        =====  ===========  =======  =======  =====   ===  ======  ======   =====   ======   ======  ======  ======

                              FIXED / FLOATING (II)

                              DEAL SIZE                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -----------------------------           -----------------------------------------------------------------------
                                                    WA LOAN                                NON -    NON     REFI    FULL    INTEREST
TYPE                 # LOANS     BALANCE       %    BALANCE   WAC   FICO   %LTV   % DTI   PRIMARY  SF/PUD  CACHOUT   DOC      ONLY
----                 -------     -------       -    -------   ---   ----   ----   -----   -------  ------  -------   ---      ----
FIXED                    361   54,317,646    6.96%  150,464  7.12%  643   79.03%  40.11%   6.52%   15.32%   66.50%  60.62%    0.00%
BALLOON                1,415   84,500,857   10.83%   59,718  9.98%  662   99.40%  41.02%   2.51%   15.80%   18.74%  41.06%    0.00%
2/28                   1,764  373,478,492   47.86%  211,723  6.94%  630   80.87%  41.18%   7.06%   17.13%   46.20%  42.81%    0.00%
3/27                      87   18,079,966    2.32%  207,816  6.80%  631   77.81%  41.87%   6.58%   24.47%   53.35%  49.01%    0.00%
5/25                      53   11,353,332    1.45%  214,214  6.62%  648   80.48%  41.94%   7.21%   19.79%   46.47%  55.00%    0.00%
2/28 IO                  690  219,845,639   28.17%  318,617  6.23%  663   81.64%  39.56%   2.21%   15.25%   37.64%  54.39%  100.00%
3/27 IO                    1      348,696    0.04%  348,696  6.65%  582   80.00%  40.00%   0.00%    0.00%    0.00%   0.00%  100.00%
5/25 IO                   59   17,538,362    2.25%  297,260  6.17%  664   79.88%  36.30%   3.34%   10.86%   50.13%  52.67%  100.00%
OTHER                      2      970,788    0.12%  485,394  7.07%  697   70.17%  47.62%  40.50%    0.00%    0.00%   0.00%    0.00%
                       -----  -----------  -------  -------  -----  ---   ------  ------  ------   ------   ------  ------  -------
TOTAL                  4,432  780,433,779  100.00%  176,091  7.06%  645   82.85%  40.56%   5.11%   16.37%   42.41%  47.59%   30.46%
                       =====  ===========  =======  =======  =====  ===   ======  ======   =====   ======   ======  ======   ======

LIST ALL LOAN TYPES AND SEPARATE THE IO LOANS I.E. 2/28 AND 2/28 IO SHOULD HAVE SEPARATE ROWS.

                                   LIEN BUCKET

                              DEAL SIZE                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -----------------------------           -----------------------------------------------------------------------
                                                    WA LOAN                                NON -    NON     REFI    FULL    INTEREST
TYPE                 # LOANS    BALANCE        %    BALANCE   WAC   FICO   %LTV   % DTI   PRIMARY  SF/PUD  CACHOUT   DOC      ONLY
----                 -------    -------        -    -------   ---   ----   ----   -----   -------  ------  -------   ---      ----
FIRST                  2,989  694,536,856   88.99%  232,364  6.69%   643  80.81%  40.50%   5.44%   16.45%   45.28%  48.35%   34.23%
SECOND                 1,443   85,896,923   11.01%   59,527  9.99%   661  99.40%  41.03%   2.47%   15.69%   19.19%  41.43%    0.00%
THIRD                                        0.00%
OTHER                                        0.00%
                       -----  -----------  -------  -------  -----   ---  ------  ------   -----   ------   ------  ------   ------
TOTAL                  4,432  780,433,779  100.00%  176,091  7.06%   645  82.85%  40.56%   5.11%   16.37%   42.41%  47.59%   30.46%
                       =====  ===========  =======  =======  =====   ===  ======  ======   =====   ======   ======  ======   ======

                                PREPAYMENT BUCKET

                             DEAL SIZE                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    -----------------------------           ------------------------------------------------------------------------
                                                   WA LOAN                                NON -    NON      REFI    FULL    INTEREST
TYPE                # LOANS    BALANCE        %    BALANCE   WAC   FICO   %LTV   % DTI   PRIMARY  SF/PUD   CACHOUT   DOC      ONLY
----                -------    -------        -    -------   ---   ----   ----   -----   -------  ------   -------   ---      ----
NONE                  1,381  213,142,679   27.31%  154,339  7.45%   644  83.91%  40.58%   5.57%    20.24%   44.14%  44.62%   18.75%
6 MONTHS                                    0.00%
1 YEAR                  174   37,973,709    4.87%  218,240  6.97%   651  81.59%  39.63%  11.89%    20.95%   47.55%  43.40%   35.95%
2 YEAR                2,525  479,258,702   61.41%  189,805  6.87%   644  82.71%  40.73%   4.18%    14.50%   40.17%  48.44%   36.49%
3 YEAR                  352   50,058,690    6.41%  142,212  7.20%   645  80.68%  39.50%   6.89%    14.28%   52.51%  55.28%   18.48%
5 YEAR                                      0.00%
OTHER                                       0.00%
                      -----  -----------  -------  -------  -----   ---  ------  ------   -----    ------   ------  ------   ------
TOTAL                 4,432  780,433,779  100.00%  176,091  7.06%   645  82.85%  40.56%   5.11%    16.37%   42.41%  47.59%   30.46%
                      =====  ===========  =======  =======  =====   ===  ======  ======   =====    ======   ======  ======   ======

                                  INDEX BUCKET

                              DEAL SIZE                                   WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                     -----------------------------           -----------------------------------------------------------------------
                                                    WA LOAN                                NON -    NON     REFI    FULL    INTEREST
TYPE                 # LOANS    BALANCE        %    BALANCE  WAC    FICO   %LTV   % DTI   PRIMARY  SF/PUD  CACHOUT   DOC      ONLY
----                 -------    -------        -    -------  ---    ----   ----   -----   -------  ------  -------   ---      ----
LIBOR - 6 MONTH        2,656  641,615,276   82.21%  241,572  6.67%   643  81.00%  40.54%   5.33%   16.53%   43.49%  47.35%   37.05%
FIXED RATE             1,776  138,818,503   17.79%   78,164  8.86%   654  91.43%  40.66%   4.08%   15.62%   37.43%  48.71%    0.00%
                                             0.00%
                                             0.00%
                                             0.00%
                                             0.00%
                                             0.00%
OTHER                                        0.00%
                       -----  -----------  -------  -------  -----   ---  ------  ------   -----   ------   ------  ------   ------
TOTAL                  4,432  780,433,779  100.00%  176,091  7.06%   645  82.85%  40.56%   5.11%   16.37%   42.41%  47.59%   30.46%
                       =====  ===========  =======  =======  =====   ===  ======  ======   =====   ======   ======  ======   ======

LIST ALL RESET RATES

                                 IO ONLY BUCKET

                                DEAL SIZE                                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                      -----------------------------           ----------------------------------------------------------------------
                                                     WA LOAN                                NON -     NON      REFI     FULL    AVG.
TYPE                  # LOANS     BALANCE        %   BALANCE  WAC    FICO  %LTV    % DTI   PRIMARY   SF/PUD   CACHOUT    DOC    AGE*
----                  -------     -------        -   -------  ---    ----  ----    -----   -------   ------   -------    ---    ----
NA                                            0.00%
=<500                                         0.00%
>500 =<520                                    0.00%
>520 =<540                                    0.00%
>540 =<560                  3    1,139,550    0.48%  379,850  5.87%   553  83.47%  44.10%   100.00%  100.00%   75.01%   75.01%   NA
>560 =<580                  5    1,453,400    0.61%  290,680  6.28%   573  80.00%  42.85%   100.00%   71.65%   37.70%  100.00%   NA
>580 =<600                 48   15,418,827    6.49%  321,226  6.62%   589  82.78%  40.75%   100.00%   88.85%   53.56%   71.21%   NA
>600 =<620                112   31,899,338   13.42%  284,816  6.28%   612  81.38%  39.43%    98.41%   89.73%   55.50%   69.58%   NA
>620 =<640                119   36,033,224   15.16%  302,800  6.22%   631  82.76%  38.58%    98.99%   84.45%   47.82%   58.61%   NA
>640 =<660                137   41,163,738   17.32%  300,465  6.31%   650  81.58%  39.29%    97.87%   84.69%   43.11%   47.29%   NA
>660 =<680                 98   31,841,930   13.39%  324,918  6.15%   671  80.68%  40.91%    96.46%   88.86%   29.88%   49.84%   NA
>680 =<700                 70   23,833,707   10.03%  340,482  6.09%   690  80.44%  39.88%    98.39%   81.66%   20.65%   47.12%   NA
>700 =<750                122   43,633,029   18.35%  357,648  6.17%   721  81.12%  38.74%    95.40%   80.68%   30.35%   47.59%   NA
>750                       36   11,315,952    4.76%  314,332  5.97%   770  81.97%  35.23%    98.43%   84.33%   13.39%   43.06%   NA
                          ---  -----------  -------  -------  -----   ---  ------  ------   -------  -------   ------  -------   --
TOTAL                     750  237,732,697  100.00%  316,977  6.23%   663  81.51%  39.32%    97.71%   85.09%   38.50%   54.18%   NA
                          ===  ===========  =======  =======  =====   ===  ======  ======   =======  =======   ======  =======   ==

* REFERS TO THE AVERAGE AGE OF THE BORROWER

                               IO PRINCIPAL BUCKET

                             DEAL SIZE                                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS
                    ----------------------------           -------------------------------------------------------------------------
                                                  WA LOAN                                NON -     NON      REFI    FULL    INTEREST
UPB                 # LOANS    BALANCE       %    BALANCE  WAC    FICO   %LTV   % DTI   PRIMARY   SF/PUD   CACHOUT   DOC      ONLY
---                 -------    -------       -    -------  ---    ----   ----   -----   -------   ------   -------   ---      ----
=<50                                       0.00%
>50 =<75                  6      395,400   0.05%   65,900  6.72%   695  74.11%  35.28%    86.34%   65.60%   31.11%  83.61%   100.00%
>75 =<100                17    1,546,497   0.20%   90,970  6.53%   663  81.20%  36.47%    93.95%   76.35%   29.50%  70.84%   100.00%
>100 =<500              646  187,293,470  24.00%  289,928  6.23%   660  81.70%  39.30%    97.76%   82.88%   37.31%  53.81%   100.00%
>500 =<600               48   26,049,733   3.34%  542,703  6.26%   678  81.46%  39.66%    95.80%   93.74%   37.86%  44.14%   100.00%
>600 =<700               21   13,371,938   1.71%  636,759  6.17%   675  80.25%  39.49%   100.00%   90.80%   43.09%  67.10%   100.00%
=>700                    12    9,075,659   1.16%  756,305  6.10%   661  79.97%  39.22%   100.00%  100.00%   60.14%  67.57%   100.00%
                        ---  -----------  ------  -------  -----   ---  ------  ------   -------  -------   ------  ------   -------
TOTAL                   750  237,732,697  30.46%  316,977  6.23%   663  81.51%  39.32%    97.71%   85.09%   38.50%  54.18%   100.00%
                        ===  ===========  =====   =======  =====   ===  ======  ======   =======  =======   ======  ======   =======

* IN $1,000

                                                                          LOAN-TO-VALUE (LTV)
                               -----------------------------------------------------------------------------------------------------
MI coverage based on FICO
and LTV buckets                =<55  >55 =<60  >60 =<65  >65 =<70  >70 =<75  >75 =<80  >80 =<85  >85 =<90  >90 =<95  >95 <100  =>100
---------------                ----  --------  --------  --------  --------  --------  --------  --------  --------  --------  -----
FICO  NA
      =<500
      >500 =<550
      >550 =<600
      >600 =<625
      >625 =<650
      >650 =<675
      >675 =<700
      >700 =<725
      >725 =<750
      >750 <800
      =>800